Portfolio Exposure Related to COVID-19

ADDENDUM TO Q1 2020
INVESTOR PRESENTATION

JUNE 10, 2020

PRIME MERIDIAN
HOLDING COMPANY

Forward Looking Statements

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

PPP Loans by Industry and Loan Payment Deferral Clients
($ in thousands)

PPP Loans by Industry

Category	Total Balance	Avg Loan Balance	% of Total
Hospitality	$ 5,918	$ 89	7.3%
Real Estate Services and Construction	12,914	74	16.0
Wholesale and Retail Trade and Manufacturing	10,716	90	13.2
Financial, Professional, and Information Services	23,001	118	28.5
Administrative, Religious and Other Services	16,760	86	20.7
Healthcare Services	11,568	173	14.3
TOTAL	**$ 80,877**	**$ 99**	

PPP Loans to Loan Payment Deferral Clients

Category	PPP Loan Balance	Avg Loan Balance	Number of Loans
1-4 family owner occupied	$ 0	$ 0	0
1-4 family non-owner occupied	0	0	0
CRE owner occupied	23	23	1
CRE non-owner occupied	150	75	2
Commercial & Industrial	1,548	172	9
Construction/Land	10	10	1
Consumer	0	0	0
TOTAL	**$ 1,731**	**$ 133**	**13**

Source: Internal company documents as of 6/10/2020

NUMBER OF PPP LOANS AND AVERAGE LOAN VALUE



42.0% (1)
343
26.7% (1)
218
14.5% (1)
118
11.2% (1)
91
5.6% (1)
46
Less than $25K
$25K to $75K
$75K to $150K
$150K to $350K
$350K+

	Less than $25K	$25K to $75K	$75K to $150K	$150K to $350K	$350K+
TOTAL	$4,436,775	$9,583,816	$12,310,455	$20,836,070	$33,709,950
AVERAGE	12,935	43,962	104,326	228,968	732,825

(1) Percentage of total PPP loans

TOTAL SBA APPROVALS
816

FUNDS DISBURSED
$80.9
(in millions)

AVERAGE ALL LOANS
$99.1
(in thousands)

Source: SBA approvals and PPP funding data from internal company documents as of 6/10/2020

COVID-19 LOAN MODIFICATIONS

($ in thousands)

Collateral or Loan Type	No. of Loans Modified	Dollar Amount Loans Modified	Avg Balance Loans Modified	Interest Only 3 Months	Interest Only 4-6 Months	Full Payment Deferral 3 Months	Weighted Average LTV Loans Modified	Percent of Total Loan Collateral or Type
1-4 family owner occupied	16	$ 7,838	$ 490	$ 0	$ 0	$ 7,838	76%	13.3%
1-4 family non-owner occupied	9	3,035	337	948	167	1,920	67	7.5
CRE owner occupied	12	8,828	736	0	0	8,828	69	14.6
CRE non-owner occupied	9	17,706	1,967	0	1,737	15,969	63	38.5
Commercial & Industrial	15	3,898	260	417	672	2,809	N/A	5.5
Construction/Land	7	781	112	23	0	758	47	2.7
Consumer	1	11	11	11	0	0	49	0.2
TOTAL	69	$ 42,097	$ 610	$ 1,399	$ 2,576	$ 38,122	-	-

There are no Full Payment Deferrals 6 Months

Source: Internal company documents as of 6/10/2020